UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2025

THE INTERPUBLIC GROUP OF COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6686	13-1024020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Third Avenue, New York, New York 10022

(Address of principal executive offices) (Zip Code)

(212) 704-1200

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	IPG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 9, 2025, The Interpublic Group of Companies, Inc. (“IPG”) and Omnicom Group Inc. (“Omnicom”) issued a joint press release announcing (i) the principal amounts of IPG’s existing senior notes (the “Existing IPG Notes”) validly tendered and not validly withdrawn in Omnicom’s previously announced exchange offers for the Existing IPG Notes (collectively, the “Exchange Offers”) as of 5:00 p.m., New York City time, on September 9, 2025, and (ii) that Omnicom extended the expiration date of the Exchange Offers from 5:00 p.m., New York City time, on September 9, 2025, to 5:00 p.m., New York City time, on September 30, 2025.

A copy of the joint press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

This Form 8-K is not intended to and does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, or the solicitation of any vote of approval or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (including the exhibits) contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, Omnicom or IPG or their representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of Omnicom’s and IPG’s management as well as assumptions made by, and information currently available to, Omnicom’s and IPG’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside Omnicom’s and IPG’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include:

•

risks relating to the pending merger between Omnicom and IPG, including: that the merger may not be completed in a timely manner or at all, which could result in the termination of the Exchange Offers and Consent Solicitations; delays, unanticipated costs or restrictions resulting from regulatory review of the merger, including the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the merger, or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger; uncertainties associated with the merger may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships and a loss of clients; the merger agreement subjects Omnicom and IPG to restrictions on business activities prior to the effective time of the merger; Omnicom and IPG are expected to incur significant costs in connection with the merger and integration; litigation risks relating to the merger; the business and operations of both companies may not be integrated successfully in the expected time frame; the merger may result in a loss of both companies’ clients, service providers, vendors, joint venture participants and other business counterparties; and the combined company may fail to realize all or some of the anticipated benefits of the merger or fail to effectively manage its expanded operations;

•

adverse economic conditions and disruptions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise Omnicom’s and IPG’s major markets, labor and supply chain issues affecting the distribution of clients’ products, or a disruption in the credit markets;

•	international, national or local economic conditions that could adversely affect Omnicom, IPG or their respective clients;

•	losses on media purchases and production costs incurred on behalf of clients;

•	reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets;

•	the ability to attract new clients and retain existing clients in the manner anticipated;

•	changes in client marketing and communications services requirements;

•	failure to manage potential conflicts of interest between or among clients;

•	unanticipated changes related to competitive factors in the marketing and communications services industries;

•	unanticipated changes to, or the ability to hire and retain key personnel;

•	currency exchange rate fluctuations;

•	reliance on information technology systems and risks related to cybersecurity incidents;

•	effective management of the risks, challenges and efficiencies presented by utilizing artificial intelligence (AI) technologies and related partnerships;

•	changes in legislation or governmental regulations affecting Omnicom, IPG or their respective clients;

•	risks associated with assumptions made in connection with acquisitions, critical accounting estimates and legal proceedings;

•

risks related to international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries;

•

risks related to environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of Omnicom’s and IPG’s respective control on such goals and initiatives;

•	the outcome of the Exchange Offers and Consent Solicitations; and

•	other business, financial, operational and legal risks and uncertainties detailed from time to time in Omnicom’s and IPG’s Securities and Exchange Commission (“SEC”) filings.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect Omnicom’s and IPG’s businesses, including those described in Omnicom’s and IPG’s respective Annual Reports on Form 10-K and in other documents filed from time to time with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Omnicom nor IPG undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of IPG and Omnicom, dated September 9, 2025, related to the Exchange Offers and Consent Solicitations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: September 9, 2025	By:	/s/ Andrew Bonzani
	Name:	Andrew Bonzani
	Title:	Executive Vice President and General Counsel